                                                                  CONFORMED COPY



                                 THIRD AMENDMENT
                               TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of October 2, 2001, is by and among Gaylord Container Corporation, a Delaware corporation (the "Borrower"), the financial institutions party to the Credit Agreement (as defined below), in their capacities as lenders (collectively, the "Lenders"), and Bankers Trust Company, as agent (the "Agent") for the Lenders.

                                   WITNESSETH:

     WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated as of June 19, 1998 (as heretofore and hereafter amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), pursuant to which the Lenders have provided to the Borrower credit facilities and other financial accommodations; and

     WHEREAS, the Borrower has requested that the Agent and the Lenders amend the Credit Agreement in certain respects as set forth herein and the Lenders and the Agent are agreeable to the same, subject to the terms and conditions hereof;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

     2. Amendments to Credit Agreement. The Credit Agreement is, as of the Effective Date (as defined below), hereby amended as follows:

          (a) Section 1.1 of the Credit Agreement is amended by inserting the following new sentence at the end of the definition of "Consolidated EBITDA" appearing in such Section:

          "For purposes of computing Consolidated Net Income or Consolidated Net Loss in determining Consolidated EBITDA of Borrower and its Subsidiaries, there shall be excluded from the computation thereof, without duplication and to the extent not otherwise excluded from the computation thereof, non-cash charges from the write-down of assets in Borrower's retail bag operations and three small paper machines at Borrower's Bogalusa, Louisiana mill not to exceed $21,000,000 in the aggregate in the fourth Fiscal Quarter of Fiscal Year 2001."

     3. Borrower's Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and the Lenders, in each case after giving effect to this Amendment, as follows:

          (a) The Borrower has the right, power and capacity and has been duly authorized and empowered by all requisite corporate and shareholder action to enter into, execute, deliver and perform this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

          (b) This Amendment constitutes the Borrower's legal, valid and binding obligation, enforceable against it, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

          (c) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the Effective Date as though made on and as of the Effective Date (except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

          (d) The Borrower's execution, delivery and performance of this Amendment do not and will not violate its Certificate of Incorporation or By-laws, any law, rule, regulation, order, writ, judgment, decree or award applicable to it or any contractual provision to which it is a party or to which it or any of its property is subject.

          (e) No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with its execution, delivery and performance of this Amendment and all agreements, documents and instruments executed and delivered pursuant to this Amendment.

          (f) No Event of Default or Unmatured Event of Default exists under the Credit Agreement or would exist after giving effect to the transactions contemplated by this Amendment.

     4. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the "Effective Date") each of the following conditions precedent is satisfied:

          (a) Execution and Delivery. The Borrower, the Agent, and the Required Lenders shall have executed and delivered this Amendment.

          (b) No Defaults. No Unmatured Event of Default or Event of Default under the Credit Agreement (as amended hereby) shall have occurred and be continuing.

          (c) Representations and Warranties. After giving effect to the amendments and consents contemplated by this Amendment, the representations and warranties of the Borrower contained in this Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

          (d) Officer's Certificate. The Borrower shall have duly executed and delivered to the Agent a certificate of a Responsible Officer of the Borrower dated as of the Effective Date in the form of Exhibit A attached hereto.

          (e) Other Matters. The Agent shall have received such other instruments and documents as the Agent or the Required Lenders may reasonably request in connection with the execution of this Amendment, and all such instruments and documents shall be reasonably satisfactory in form and substance to the Agent.

     5. Miscellaneous. The parties hereto hereby further agree as follows:

          (a) Costs, Expenses and Taxes. The Borrower hereby agrees to pay all reasonable fees, costs and expenses of the Agent incurred in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to the Agent.

          (b) Counterparts. This Amendment may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Amendment to produce more than one (1) such counterpart.

          (c) Headings. Headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

          (d) Integration. This Amendment and the Credit Agreement (as amended hereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

          (e) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES).

          (f) Binding Effect. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the Borrower, the Agent and the Lenders and their respective successors and assigns. Except as expressly set forth to the contrary herein, this Amendment shall not be construed so as to confer any right or benefit upon any Person other than the Borrower, the Agent and the Lenders and their respective successors and permitted assigns.

          (g) Amendment; Waiver. The parties hereto agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby) and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any rights, power or remedy of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document. No delay on the part of any Lender or the Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. None of the terms and conditions of this Amendment may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with
Section 12.1 of the Credit Agreement.

                            [signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.


                                        GAYLORD CONTAINER CORPORATION



                                        By:      /s/  Thomas M. Steffen
                                             -----------------------------------
                                        Name:    Thomas M. Steffen
                                        Title:   Assistant Treasurer


                                        BANKERS TRUST COMPANY, in its individual
                                                 capacity and as Agent


                                        By:      /s/  Robert Telesca
                                             -----------------------------------
                                        Name:    Robert Telesca
                                        Title:   Vice President









                          GAYLORD CONTAINER CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                     BEAR STEARNS CORPORATE LENDING INC.



                                     By:
                                          --------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                             -----------------------------------






                          GAYLORD CONTAINER CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                     BANK OF AMERICA, N.A.


                                     By:
                                          --------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                             -----------------------------------








                          GAYLORD CONTAINER CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                     FLEET NATIONAL BANK, N.A.


                                     By:
                                          --------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                             -----------------------------------










                          GAYLORD CONTAINER CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                   BLACK DIAMOND CLO 1998-1 LTD.
                                   By: Black Diamond Capital Management, L.L.C.,
                                           as Collateral Manager


                                   By:
                                        ----------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                           -------------------------------------












                          GAYLORD CONTAINER CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                   BLACK DIAMOND CLO 2000-1 LTD.
                                   By: Black Diamond Capital Management, L.L.C.,
                                           as Collateral Manager


                                   By:
                                        ----------------------------------------
                                   Name:
                                          --------------------------------------
                                   Title:
                                           -------------------------------------







                          GAYLORD CONTAINER CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                      MERITA BANK PLC


                                      By:    /s/  Michael J. Maher
                                           -------------------------------------
                                      Name:       Michael J. Maher
                                      Title:      Senior Vice President


                                      By:    /s/  Garry Weiss
                                           -------------------------------------
                                      Name:       Garry Weiss
                                      Title:      Vice President












                          GAYLORD CONTAINER CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                     EATON VANCE SENIOR INCOME TRUST
                                     By: Eaton Vance Management as Investment
                                            Advisor


                                     By:      /s/   Scott H. Page
                                          --------------------------------------
                                     Name:          Scott H. Page
                                     Title:         Vice President


                                     SENIOR DEBT PORTFOLIO
                                     By: Boston Management and Research as
                                            Investment Advisor


                                     By:      /s/   Scott H. Page
                                          --------------------------------------
                                     Name:           Scott H. Page
                                     Title:          Vice President


                                     GRAYSON & CO
                                     By: Boston Management and Research as
                                            Investment Advisor


                                     By:      /s/    Scott H. Page
                                          --------------------------------------
                                     Name:           Scott H. Page
                                     Title:          Vice President








                          GAYLORD CONTAINER CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                    FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR
                                       FLOATING RATE HIGH INCOME


                                    By:
                                         ---------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                            ------------------------------------












                          GAYLORD CONTAINER CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                     FLEET BUSINESS CREDIT CORPORATION


                                     By:
                                          --------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                             -----------------------------------















                          GAYLORD CONTAINER CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                     FOOTHILL CAPITAL CORPORATION


                                     By:   /s/    Sean T. Dixon
                                          --------------------------------------
                                     Name:        Sean T. Dixon
                                     Title:       Vice President





                                     FOOTHILL INCOME TRUST II LP
                                     By:  FIT II GP LLC, its General Partner


                                     By:   /s/    Dennis R. Ascher
                                          --------------------------------------
                                     Name:        Dennis R. Ascher
                                     Title:       Managing Member






                          GAYLORD CONTAINER CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                     FLEET NATIONAL BANK,
                                     as Trust Administrator for
                                     LONG LANE MASTER TRUST IV


                                     By:
                                          --------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                             -----------------------------------














                          GAYLORD CONTAINER CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                     OAK HILL SECURITIES FUND, L.P.
                                     By: Oak Hill Securities GenPar II, L.P.,
                                         its General Partner
                                     By: Oak Hill Securities MGP, Inc., its
                                         General Partner


                                     By:      /s/    Scott D. Krase
                                          --------------------------------------
                                     Name:           Scott D. Krase
                                     Title:          Vice President


                                     OAK HILL SECURITIES FUND II, L.P.
                                     By: Oak Hill Securities GenPar II, L.P.,
                                         its General Partner
                                     By: Oak Hill Securities MGP, Inc., its
                                         General Partner


                                     By:      /s/    Scott D. Krase
                                          --------------------------------------
                                     Name:           Scott D. Krase
                                     Title:          Vice President






                          GAYLORD CONTAINER CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                     PPM AMERICA SPECIAL INVESTMENTS FUND, LP


                                     By:
                                          --------------------------------------
                                     Name:
                                            ------------------------------------
                                     Title:
                                             -----------------------------------












                          GAYLORD CONTAINER CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                     SALOMON BROTHERS HOLDING COMPANY
                                     INCORPORATED


                                     By:    /s/   Pierre Batrouni
                                          --------------------------------------
                                     Name:        Pierre Batrouni
                                     Title:       Vice President
















                          GAYLORD CONTAINER CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                     STEIN ROE & FARNHAM INCORPORATED,
                                        as agent for Keyport Life Insurance
                                        Company


                                     By:    /s/   James R. Fellows
                                          --------------------------------------
                                     Name:        James R. Fellows
                                     Title:       Senior Vice President &
                                                  Portfolio Manager








                          GAYLORD CONTAINER CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                     STEIN ROE FLOATING RATE LIMITED
                                     LIABILITY COMPANY


                                     By:   /s/  James R. Fellows
                                         ---------------------------------------
                                     Name:      James R. Fellows
                                     Title:     Senior Vice President
                                            Stein Roe & Farnham Incorporated,
                                            as Advisor to the Stein Roe Floating
                                            Rate Limited Liability Company


                                     SRF TRADING, INC.


                                     By:   /s/  Ann E. Morris
                                         ---------------------------------------
                                     Name:      Ann E. Morris
                                     Title:     Assistant Vice President


                                     LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                                        ADVANTAGE FUND, by Stein Roe & Farnham
                                        Incorporated As Advisor


                                     By:   /s/  James R. Fellows
                                         ---------------------------------------
                                     Name:      James R. Fellows
                                     Title:     Senior Vice President &
                                                Portfolio Manager







                          GAYLORD CONTAINER CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                     TRANSAMERICA BUSINESS CREDIT CORPORATION
                                     (as successor to Transamerica Business
                                     Credit Corporation)


                                     By:   /s/  Steve Goetschius
                                         ---------------------------------------
                                     Name:      Steve Goetschius
                                     Title:     Senior Vice President








                          GAYLORD CONTAINER CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                     WINDSOR LOAN FUNDING, LIMITED
                                     By:  Stanfield Capital Partners LLC
                                     As its Investment Manager

                                     By:   /s/  Christopher A. Bondy
                                        ----------------------------------------
                                     Name:      Christopher A. Bondy
                                     Title:     Partner







                          GAYLORD CONTAINER CORPORATION
                       THIRD AMENDMENT TO CREDIT AGREEMENT

                                    EXHIBIT A

                              OFFICER'S CERTIFICATE


          The undersigned, Thomas M. Steffen, hereby certifies that he is the duly elected Assistant Treasurer of Gaylord Container Corporation, a Delaware corporation (the "Borrower"), and pursuant to that certain Third Amendment to Credit Agreement dated as of October __, 2001 (the Amendment") by and among the Borrower, Bankers Trust Company, as Agent, and the financial institutions party thereto as lenders (capitalized terms used herein shall, unless otherwise defined herein, have the meaning provided in the Amendment), hereby further certifies as follows:

          1. No Unmatured Event of Default or Event of Default under the Credit Agreement (as amended by the Amendment) has occurred and is continuing as of the date hereof.

          2. After giving effect to the Amendment, the representations and warranties of the Borrower contained in the Amendment, the Credit Agreement and the other Loan Documents are true and correct in all material respects as of the date hereof, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date.

          3. The conditions of Section 4 of the Amendment have been fully satisfied.

          IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and delivered as of October __, 2001.

                                              GAYLORD CONTAINER CORPORATION




                                              By:
                                                 -------------------------------
                                                    Thomas M. Steffen
                                                    Assistant Treasurer